LEASE AMENDMENT


     Consisting of one (1) typewritten page, this Lease Amendment is attached to and forms a part of and amends that certain Lease between Stewart Building Enterprise, Landlord, and Stewart Enterprises, Inc., Tenant, dated September 1, 1983, as previously amended, in the following particulars, to wit:

     1.   The Lease is hereby extended through May 31, 1997.

     2.   The  demised  Premises  as  shown  on the attached
          Exhibit AA and are as follows:

          a.   Ground floor         4,862 RSF
          b.   Fourth floor        19,874 RSF
          c.   Fifth floor         21,485 RSF

     3. The new Base Monthly Rental effective June 1, 1996 is $48,262.43.

     All other terms and conditions of the Lease, not in conflict herewith, shall remain in full force and effect.

     THUS DONE AND EXECUTED this 27th day of May, 1996, in the presence of the undersigned competent witnesses.

WITNESSES:                         STEWART ENTERPRISES, INC.

_______________________________    By: _______________________

_______________________________        ________________________
                                           TITLE       TENANT


                                   STEWART BUILDING ENTERPRISE,
                                   A LOUISIANA PARTNERSHIP

________________________________   By: __________________________
                                             MANAGING PARTNER
________________________________                 LANDLORD